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                                                              Exhibit 23(a)

                         CONSENT OF INDEPENDENT AUDITORS


               As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 7, 1995, included in the John Wiley & Sons, Inc. Annual Report on Form 10-K for the year ended April 30, 1995.

    /s/ Arthur Andersen LLP

    ARTHUR ANDERSEN LLP



     New York, New York
     September 12, 1995



















































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